Exhibit 21.1
The following is a list of the subsidiaries of KKR & Co. Inc. as of December 31, 2018.
Subsidiaries of the Registrant

Name	Jurisdiction
9W Halo Parent LLC	Delaware
Aerosmith Holdings LLC	Delaware
Alamo GP LLC	Delaware
Allstar Co-Invest GP LLC	Delaware
ASF Walter Co-Invest GP Limited	Cayman Islands
Aurora Holding GP L.P.	Delaware
Aurora Holding GP LLC	Delaware
Avoca Capital Jersey Unlimited	Jersey
Avoca Capital Property Unlimited Company	Ireland
Avoca Capital Unlimited Company	Ireland
Avoca Securities Investments Unlimited Company	Ireland
Boltzmann Limited	Cayman Islands
CH Co-Investors GP Limited	Cayman Islands
Citrus Restaurant Investor LLC	Delaware
Colt Admiral A Holding GP LLC	Delaware
Colt Admiral A Holding L.P.	Delaware
Colt Drilling Aggregator LLC	Delaware
Colt Real Asset Holdings GP LLC	Delaware
Colt Real Asset Holdings L.P.	Delaware
CPS (US) LLC	Delaware
CPS Associates (US) L.P.	Delaware
CPS Associates L.P.	Cayman Islands
CPS GP Limited	Cayman Islands
Dorms Asia Real Estate (GP) Pte. Ltd.	Singapore
Dorms Asia Real Estate LP	Singapore
Dorms Pte. Ltd.	Singapore
Echo Holdings GP Limited	Cayman Islands
EIGF TE GP Newark Acquisition GP I LLC	Delaware
EIGF TE GP Newark Acquisition I L.P.	Delaware
EIGF TE GP Newark Investors L.P.	Delaware
EIGF TE GP Resource Holdings GP I LLC	Delaware
EIGF TE GP Resource Holdings I L.P.	Delaware
EIGF TE GP Resource Investors GP LLC	Delaware
EIGF TE GP Resource Investors L.P.	Delaware
Energy Real Assets GP LLC	Delaware
Energy Real Assets L.P.	Delaware
Fan Co-Invest GP Limited	Cayman Islands
Fan Investors GP Limited	Cayman Islands
Fan Investors L.P.	Cayman Islands
Fan Investors Limited	Cayman Islands

Name	Jurisdiction
Fortune Creek Co-Invest GP Limited	Cayman Islands
GDG Co-Invest GP LLC	Delaware
GEG Holdings S.à r.l.	Luxembourg
Helios Co-Invest GP Limited	Cayman Islands
KAM Advisors LLC	Delaware
KAM Credit Advisors LLC	Delaware
KAM Fund Advisors LLC	Delaware
Kappa Holdings Ltd.	Cayman Islands
KFH III Holdings Ltd.	Cayman Islands
KFH Real Asset Holdings L.P.	Delaware
KFH Royalties GP LLC	Delaware
KFH Royalties II GP LLC	Delaware
KFH Royalties II LLC	Delaware
KFH Royalties L.P.	Delaware
KFH Royalties LLC	Delaware
KFN Bellemeade Feeder LLC	Delaware
KFN Birch 2 Feeder LLC	Delaware
KFN Broadway Feeder LLC	Delaware
KFN BTS Feeder LLC	Delaware
KFN CC Portfolio Feeder LLC	Delaware
KFN Colonie Feeder LLC	Delaware
KFN HG Hotel Feeder LLC	Delaware
KFN HHV Feeder LLC	Delaware
KFN Midland Feeder LLC	Delaware
KFN Osprey Feeder LLC	Delaware
KFN PEI IX, LLC	Delaware
KFN PEI XI, LLC	Delaware
KFN Pelican 1 Feeder LLC	Delaware
KFN Rad Philly Feeder LLC	Delaware
KFN Sullivan Feeder LLC	Delaware
KFN WTC Oahu Feeder LLC	Delaware
KFN YTC Feeder LLC	Delaware
KKR (Cayman) Limited	Cayman Islands
KKR 2006 AIV GP LLC	Delaware
KKR 2006 AIV Limited	Cayman Islands
KKR 2006 GP (Energy II) LLC	Delaware
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR 8 NA Limited	Cayman Islands
KKR Account Adviser (Mauritius), Ltd.	Mauritius
KKR AHI GP LLC	Delaware
KKR AHI Investors L.P.	Delaware
KKR Alternative Assets L.P.	Delaware
KKR Alternative Assets Limited	Cayman Islands
KKR Alternative Assets LLC	Delaware

Name	Jurisdiction
KKR Alternative Investment Management Unlimited Company	Ireland
KKR Americas XII AIV GP LLC	Delaware
KKR Americas XII EEA Limited	Cayman Islands
KKR Americas XII EEA LLC	Delaware
KKR Americas XII Limited	Cayman Islands
KKR AMG Co-Invest GP LLC	Delaware
KKR ARC India Private Limited	India
KKR Ark Holdings Pte. Ltd.	Singapore
KKR Ascent Co-Invest GP LLC	Delaware
KKR ASF Walter PE Limited	Cayman Islands
KKR Asia II Japan AIV Limited	Cayman Islands
KKR Asia II Limited	Cayman Islands
KKR Asia III Delaware AIV LLC	Delaware
KKR Asia III Holdings Limited	Cayman Islands
KKR Asia III Japan AIV Limited	Hong Kong
KKR Asia III S.à r.l.	Luxembourg
KKR Asia Limited	Hong Kong
KKR Asia Limited	Cayman Islands
KKR Asia LLC	Delaware
KKR Asian Fund (Ireland) GP Limited	Ireland
KKR Asset Management (International) Partners LLP	Delaware
KKR Asset Management Ltd	England & Wales
KKR Associates 2006 (Overseas) AIV L.P.	Cayman Islands
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 AIV L.P.	Delaware
KKR Associates 2006 L.P.	Delaware
KKR Associates 8 NA L.P.	Cayman Islands
KKR Associates Americas XII AIV L.P.	Delaware
KKR Associates Americas XII L.P.	Cayman Islands
KKR Associates ASF Walter PE L.P.	Cayman Islands
KKR Associates Asia (Japan) L.P.	Cayman Islands
KKR Associates Asia II Japan AIV L.P.	Cayman Islands
KKR Associates Asia II L.P.	Cayman Islands
KKR Associates Asia III Delaware AIV L.P.	Delaware
KKR Associates Asia III Japan AIV L.P.	Cayman Islands
KKR Associates Asia III SCSp	Luxembourg
KKR Associates Asia L.P.	Cayman Islands
KKR Associates CDP PE L.P.	Cayman Islands
KKR Associates China Growth L.P.	Cayman Islands
KKR Associates CIS Global L.P.	Cayman Islands
KKR Associates Credit Select L.P.	Cayman Islands
KKR Associates CS I L.P.	Cayman Islands
KKR Associates CS II L.P.	Cayman Islands
KKR Associates CS III L.P.	Cayman Islands
KKR Associates CS IX L.P.	Cayman Islands

Name	Jurisdiction
KKR Associates CS V L.P.	Delaware
KKR Associates CS VIII L.P.	Cayman Islands
KKR Associates CS X L.P.	Cayman Islands
KKR Associates Custom Equity Opportunities (AIV) L.P.	Cayman Islands
KKR Associates Custom Equity Opportunities L.P.	Cayman Islands
KKR Associates E2 L.P.	Cayman Islands
KKR Associates EIGF II LLC	Delaware
KKR Associates EIGF L.P.	Delaware
KKR Associates EIGF TE L.P.	Delaware
KKR Associates Europe II, Limited Partnership	Alberta
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe IV L.P.	Cayman Islands
KKR Associates Europe V SCSp	Luxembourg
KKR Associates GFIP L.P.	Cayman Islands
KKR Associates Global Credit Opportunities GP L.P.	Cayman Islands
KKR Associates Global Impact SCSp	Luxembourg
KKR Associates HCSG AIV L.P.	Delaware
KKR Associates HCSG L.P.	Delaware
KKR Associates Infrastructure (AIV) L.P.	Delaware
KKR Associates Infrastructure II AIV L.P.	Delaware
KKR Associates Infrastructure II L.P.	Cayman Islands
KKR Associates Infrastructure III AIV SCSp	Luxembourg
KKR Associates Infrastructure III SCSp	Luxembourg
KKR Associates Infrastructure L.P.	Cayman Islands
KKR Associates IUH L.P.	Delaware
KKR Associates Lending Europe II SCSp	Luxembourg
KKR Associates Lending Europe L.P.	Cayman Islands
KKR Associates Lending II L.P.	Delaware
KKR Associates Lending III L.P.	Delaware
KKR Associates Lending L.P.	Delaware
KKR Associates LR Energy L.P.	Cayman Islands
KKR Associates Mezzanine I L.P.	Delaware
KKR Associates Millennium (Overseas), Limited Partnership	Alberta
KKR Associates Millennium L.P.	Delaware
KKR Associates Milton Strategic L.P.	Cayman Islands
KKR Associates NGT AIV L.P.	Delaware
KKR Associates NGT II SCSp	Luxembourg
KKR Associates NGT L.P.	Cayman Islands
KKR Associates North America XI AIV L.P.	Delaware
KKR Associates North America XI L.P.	Cayman Islands
KKR Associates NR I L.P.	Delaware
KKR Associates NR II L.P.	Delaware
KKR Associates NZSF L.P.	Cayman Islands
KKR Associates PCOP II (Offshore) L.P.	Cayman Islands
KKR Associates PCOP II L.P.	Delaware

Name	Jurisdiction
KKR Associates PIP L.P.	Delaware
KKR Associates Principal Opportunities (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities (Offshore) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Domestic) L.P.	Cayman Islands
KKR Associates Principal Opportunities AIV (Offshore) L.P.	Cayman Islands
KKR Associates RCP Europe SCSp	Luxembourg
KKR Associates RE Asia SCSp	Luxembourg
KKR Associates RECOI L.P.	Cayman Islands
KKR Associates RECOP (AIV) Ltd.	Cayman Islands
KKR Associates RECOP II SCSp	Luxembourg
KKR Associates RECOP Ltd.	Cayman Islands
KKR Associates REPA AIV-3 L.P.	Delaware
KKR Associates REPA AIV-4 L.P.	Delaware
KKR Associates REPA AIV-5 L.P.	Cayman Islands
KKR Associates REPA II L.P.	Delaware
KKR Associates REPA L.P.	Delaware
KKR Associates REPE L.P.	Cayman Islands
KKR Associates Revolving Credit Partners L.P.	Cayman Islands
KKR Associates SA Co-Invest L.P.	Cayman Islands
KKR Associates SA Master L.P.	Cayman Islands
KKR Associates Shanda L.P.	Cayman Islands
KKR Associates SMRS L.P.	Delaware
KKR Associates Special Situations (Domestic) II L.P.	Cayman Islands
KKR Associates Special Situations (Domestic) L.P.	Cayman Islands
KKR Associates Special Situations (EEA) II Limited	Cayman Islands
KKR Associates Special Situations (Offshore) II L.P.	Cayman Islands
KKR Associates Special Situations (Offshore) L.P.	Cayman Islands
KKR Associates SPN L.P.	Cayman Islands
KKR Associates TFO L.P.	Cayman Islands
KKR Associates TV SPN L.P.	Cayman Islands
KKR Athena Holdings GP LLC	Delaware
KKR Atlanta Co-Invest GP Limited	Cayman Islands
KKR Australia Investment Management Pty Limited	Australia
KKR Australia Pty Limited	Australia
KKR Azure Co-Invest GP LLC	Delaware
KKR Banff Co-Invest GP LLC	Delaware
KKR Biosimilar GP LLC	Delaware
KKR Blue Co-Invest GP Limited	Cayman Islands
KKR Brazil Aggregator GP LLC	Delaware
KKR Brazil LLC	Delaware
KKR Brickman Co-Invest GP LLC	Delaware
KKR Byzantium Infrastructure Co-Invest GP Limited	Cayman Islands
KKR Canada LLC	Delaware
KKR Canada ULC	Nova Scotia
KKR Capital Management LLC	Delaware

Name	Jurisdiction
KKR Capital Markets (Ireland) Limited	Ireland
KKR Capital Markets Asia Limited	Hong Kong
KKR Capital Markets Holdco Limited	Jersey
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Holdings L.P.	Delaware
KKR Capital Markets India Private Limited	India
KKR Capital Markets Japan Holdings LLC	Delaware
KKR Capital Markets Japan Limited	Japan
KKR Capital Markets Limited	England & Wales
KKR Capital Markets LLC	Delaware
KKR Caribou Co-Invest GP Limited	Cayman Islands
KKR CC Co-Invest GP LLC	Delaware
KKR CDP PE Limited	Cayman Islands
KKR Cementos GP S.à r.l.	Luxembourg
KKR Central Park Leasing Aggregator GP LLC	Delaware
KKR China Growth Limited	Cayman Islands
KKR Chrome Investors GP, LLC	Delaware
KKR CIS Global Limited	Cayman Islands
KKR CK Co-Invest GP Limited	Cayman Islands
KKR Co G.P S.à r.l.	Luxembourg
KKR Co L.P S.à r.l.	Luxembourg
KKR Colorado Co-Invest GP Limited	Cayman Islands
KKR Core Investors GP Limited	Cayman Islands
KKR Core Investors L.P.	Delaware
KKR Corporate Lending (CA) LLC	Delaware
KKR Corporate Lending (Cayman) Limited	Cayman Islands
KKR Corporate Lending (TN) LLC	Delaware
KKR Corporate Lending (UK) LLC	Delaware
KKR Corporate Lending LLC	Delaware
KKR CP Partners GP Limited	Cayman Islands
KKR Credit Advisors (EMEA) LLP	England & Wales
KKR Credit Advisors (Hong Kong) Limited	Hong Kong
KKR Credit Advisors (Ireland) Unlimited Company	Ireland
KKR Credit Advisors (UK) LLP	England & Wales
KKR Credit Advisors (US) LLC	Delaware
KKR Credit Fund Advisors LLC	Delaware
KKR Credit Relative Value GP L.P.	Cayman Islands
KKR Credit Select Limited	Cayman Islands
KKR CRV GP Limited	Cayman Islands
KKR CS Advisors I LLC	Delaware
KKR CS I Limited	Cayman Islands
KKR CS II Limited	Cayman Islands
KKR CS III Limited	Cayman Islands
KKR CS IX Limited	Cayman Islands
KKR CS V LLC	Delaware

Name	Jurisdiction
KKR CS VIII Investor LLC	Delaware
KKR CS VIII Limited	Cayman Islands
KKR CS X Limited	Cayman Islands
KKR Custom Equity Opportunities (AIV) Limited	Cayman Islands
KKR Custom Equity Opportunities Limited	Cayman Islands
KKR Cyprus Holdings LLC	Delaware
KKR DBFH LLC	Delaware
KKR DBMH LLC	Delaware
KKR de Mexico, S.C.	Mexico
KKR Diversified Private Markets GP Holdings Limited	Cayman Islands
KKR E2 Limited	Cayman Islands
KKR Eagle Aggregator GP Limited	Cayman Islands
KKR Eagle Co-Invest GP Limited	Cayman Islands
KKR EIGF Feeder GP Limited	Cayman Islands
KKR EIGF II LLC	Delaware
KKR EIGF LLC	Delaware
KKR Element Co-Invest GP LLC	Delaware
KKR EnerGas Aggregator GP Limited	Cayman Islands
KKR Energy HF Stake II Limited	Cayman Islands
KKR Energy HF Stake III Limited	Cayman Islands
KKR Energy HF Stake Limited	Cayman Islands
KKR Energy Investors Blocker GP Limited	Cayman Islands
KKR Engage Investors GP LLC	Delaware
KKR Engage Investors L.P.	Delaware
KKR Enterprise Co-Invest GP LLC	Delaware
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe IV EEA Limited	Cayman Islands
KKR Europe IV EEA LLC	Delaware
KKR Europe IV Investments GP Limited	Cayman Islands
KKR Europe IV Limited	Cayman Islands
KKR Europe V Holdings Limited	Cayman Islands
KKR Europe V Holdings LLC	Delaware
KKR Europe V S.à r.l.	Luxembourg
KKR European Fund IV Investments L.P.	Cayman Islands
KKR European Infrastructure Limited	Cayman Islands
KKR European Infrastructure LLC	Delaware
KKR Evergreen Co-Invest GP Limited	Cayman Islands
KKR FH Investment Limited	Cayman Islands
KKR FI Advisors Cayman Ltd.	Cayman Islands
KKR FI Advisors LLC	Delaware
KKR Finance LLC	Delaware
KKR Financial Advisors II, LLC	Delaware
KKR Financial Advisors IV LLC	Delaware
KKR Financial Advisors LLC	Delaware

Name	Jurisdiction
KKR Financial Holdings II, Ltd.	Cayman Islands
KKR Financial Holdings III, LLC	Delaware
KKR Financial Holdings III, Ltd.	Cayman Islands
KKR Financial Holdings LLC	Delaware
KKR Financial Holdings, Inc.	Delaware
KKR Financial Holdings, Ltd.	Cayman Islands
KKR Financial Management LLC	Delaware
KKR Fund Holdings GP Limited	Cayman Islands
KKR Fund Holdings L.P.	Cayman Islands
KKR Gaudi Investors LLC	Delaware
KKR Genetic Disorder GP LLC	Delaware
KKR GFIP Limited	Cayman Islands
KKR Global Impact Fund Holdings Limited	Cayman Islands
KKR Global Impact S.à r.l.	Luxembourg
KKR Glory (KPE) Limited	Cayman Islands
KKR GMO GP Limited	Cayman Islands
KKR GMO II Holdings L.P.	Cayman Islands
KKR GMO II Holdings Limited	Cayman Islands
KKR GMO II US Holdings LLC	Delaware
KKR Goldfinch GP LLC	Delaware
KKR Greek Aggregator GP Limited	Cayman Islands
KKR Group Finance Co. II LLC	Delaware
KKR Group Finance Co. III LLC	Delaware
KKR Group Finance Co. IV LLC	Delaware
KKR Group Finance Co. LLC	Delaware
KKR Group Holdings Corp.	Delaware
KKR Gym GP Limited	Cayman Islands
KKR HALO I Limited	Cayman Islands
KKR Harbourview Holdings Pty Ltd	Australia
KKR HCSG GP AIV LLC	Delaware
KKR HCSG GP LLC	Delaware
KKR Heford AIV GP LLC	Delaware
KKR HF LP Limited	Cayman Islands
KKR Holdings Mauritius, Ltd.	Mauritius
KKR HY LLC	Delaware
KKR IFI GP L.P.	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR ILP LLC	Delaware
KKR India Advisors Private Limited	India
KKR India Finance Holdings LLC	Delaware
KKR India Financial Investments Pte. Ltd.	Singapore
KKR India Financial Services Private Limited	India
KKR India LLC	Delaware
KKR India Reconstruction Pte. Ltd.	Singapore
KKR Indigo Co-Invest GP LLC	Delaware

Name	Jurisdiction
KKR Infrastructure (AIV) GP LLC	Delaware
KKR Infrastructure II AIV GP LLC	Delaware
KKR Infrastructure II EEA Limited	Cayman Islands
KKR Infrastructure II EEA LLC	Delaware
KKR Infrastructure II Limited	Cayman Islands
KKR Infrastructure III AIV S.à r.l.	Luxembourg
KKR Infrastructure III Holdings AIV Limited	Cayman Islands
KKR Infrastructure III Holdings Limited	Cayman Islands
KKR Infrastructure III S.à r.l.	Luxembourg
KKR Infrastructure Limited	Cayman Islands
KKR International Holdings L.P.	Cayman Islands
KKR Investment Advisory (Shanghai) LLC	China
KKR Investment Advisory (Zhuhai Hengqin) Company Limited	China
KKR Investment Consultancy (Beijing) Company Limited	China
KKR Investment Holdings I (Mauritius), Ltd.	Mauritius
KKR Investment Management LLC	Delaware
KKR Investments LLC	Delaware
KKR Irish Holdings SPC Limited	Cayman Islands
KKR Irish Parent S.à r.l.	Luxembourg
KKR IUH LLC	Delaware
KKR Japan Limited	Japan
KKR Korea Limited Liability Corporation	Korea, Republic of
KKR KPE LLC	Delaware
KKR Landmark Partners GP AIV LLC	Delaware
KKR Landmark Partners GP Limited	Cayman Islands
KKR Latin America LLC	Delaware
KKR Lending Europe GP Limited	Cayman Islands
KKR Lending Europe GP LLP	Guernsey
KKR Lending Europe II Holdings Limited	Cayman Islands
KKR Lending Europe II S.à r.l.	Luxembourg
KKR Lending Europe Limited	Cayman Islands
KKR Lending GP LLC	Delaware
KKR Lending II GP LLC	Delaware
KKR Lending III GP LLC	Delaware
KKR Loan Administration Services LLC	Delaware
KKR LR Energy Limited	Cayman Islands
KKR Luxembourg S.à r.l.	Luxembourg
KKR Mackellar Partners GP Limited	Cayman Islands
KKR Magnitude GP LLC	Delaware
KKR Management Co Holdings LLC	Delaware
KKR Management Holdings Corp.	Delaware
KKR Management Holdings L.P.	Delaware
KKR Matterhorn Co-Invest GP Limited	Cayman Islands
KKR Mauritius PE Investments I, Ltd.	Mauritius
KKR Maven GP Limited	Cayman Islands

Name	Jurisdiction
KKR Maven I SLP Limited	Cayman Islands
KKR Maven II SLP Limited	Cayman Islands
KKR MENA Holdings LLC	Delaware
KKR MENA Limited	Dubai International Financial Centre
KKR Mexico LLC	Delaware
KKR Mezzanine GP LLC	Delaware
KKR Mezzanine I Advisors LLC	Delaware
KKR Mezzanine Offshore Feeder I GP Limited	Cayman Islands
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR Milton Strategic Limited	Cayman Islands
KKR Nautilus Aggregator Limited	Cayman Islands
KKR Nevada Ventures LLC	Cayman Islands
KKR Next Gen Tech Fund II Holdings Limited	Cayman Islands
KKR Next Gen Tech Growth AIV LLC	Delaware
KKR Next Gen Tech Growth Limited	Cayman Islands
KKR NGT EEA Limited	Cayman Islands
KKR NGT EEA LLC	Delaware
KKR NGT II S.à r.l.	Luxembourg
KKR Noah GP Associates Limited	Cayman Islands
KKR North America Fund XI Brazil GP LLC	Delaware
KKR North America XI AIV GP LLC	Delaware
KKR North America XI Limited	Cayman Islands
KKR NR I LLC	Delaware
KKR NR II LLC	Delaware
KKR NR Investors I-A GP LLC	Delaware
KKR NZSF Limited	Cayman Islands
KKR Olive Co-Invest GP LLC	Delaware
KKR Omega Co-Invest GP LLC	Delaware
KKR Oracle Co-Invest GP LLC	Delaware
KKR Pacer Holdings GP Limited	Cayman Islands
KKR Pacer Holdings L.P.	Cayman Islands
KKR Par Holdings Ltd.	Cayman Islands
KKR Partners IV GP LLC	Delaware
KKR PCOP II (EEA) Limited	Cayman Islands
KKR PCOP II (EEA) LLC	Delaware
KKR PCOP II (Offshore) Limited	Cayman Islands
KKR PCOP II GP LLC	Delaware
KKR Peanut Aggregator GP LLC	Delaware
KKR Peanut Co-Invest GP LLC	Delaware
KKR PEI Associates L.P.	Cayman Islands
KKR PEI GP Limited	Cayman Islands
KKR PEI Investments, L.P.	Cayman Islands
KKR PEI Opportunities GP, Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands

Name	Jurisdiction
KKR PEI Securities Holdings, Ltd.	Cayman Islands
KKR Phoenix Co-Invest GP Limited	Cayman Islands
KKR Phorm Investors GP LLC	Delaware
KKR PIP GP LLC	Delaware
KKR Platinum Co-Invest Blocker Parent GP LLC	Delaware
KKR Platinum Co-Invest GP LLC	Delaware
KKR Point Investments LLC	Delaware
KKR Principal Opportunities (Domestic) Limited	Cayman Islands
KKR Principal Opportunities (Offshore) Limited	Cayman Islands
KKR Principal Opportunities AIV (Domestic) Limited	Cayman Islands
KKR Principal Opportunities AIV (Offshore) Limited	Cayman Islands
KKR Radar LLC	Cayman Islands
KKR Ramky Co-Invest GP Limited	Cayman Islands
KKR Ranger Co-Invest GP Limited	Cayman Islands
KKR RCP Europe Limited	Cayman Islands
KKR RCP Europe S.à r.l.	Luxembourg
KKR RE Asia Limited	Cayman Islands
KKR RE Asia S.à r.l.	Luxembourg
KKR Real Estate Finance Manager LLC	Delaware
KKR Real Estate Fund GP LLC	Delaware
KKR Real Estate Fund Holdings L.P.	Delaware
KKR Real Estate Management GP LLC	Delaware
KKR Real Estate Management Holdings L.P.	Delaware
KKR RECOI (Cayman) Limited	Cayman Islands
KKR RECOI (Singapore) Pte. Ltd.	Singapore
KKR RECOP Aggregator (AIV) GP LLC	Delaware
KKR RECOP Aggregator GP LLC	Delaware
KKR RECOP II GP Limited	Cayman Islands
KKR RECOP II S.à r.l.	Luxembourg
KKR REFT Asset Holdings LLC	Delaware
KKR REFT Holdings GP LLC	Delaware
KKR REFT Holdings L.P.	Delaware
KKR Renaissance Co-Invest GP LLC	Delaware
KKR REPA AIV-3 GP LLC	Delaware
KKR REPA AIV-4 GP Ltd.	Cayman Islands
KKR REPA AIV-5 GP Ltd.	Cayman Islands
KKR REPA GP LLC	Delaware
KKR REPA II GP LLC	Delaware
KKR REPA II GP2 LLC	Delaware
KKR REPE EEA Limited	Cayman Islands
KKR REPE EEA LLC	Delaware
KKR REPE GP Limited	Cayman Islands
KKR RESTAC GP Limited	Cayman Islands
KKR Revolving Credit Associates II L.P.	Cayman Islands
KKR Revolving Credit Partners II Limited	Cayman Islands

Name	Jurisdiction
KKR Revolving Credit Partners Limited	Cayman Islands
KKR Ride Co-Invest GP LLC	Delaware
KKR RTV Manager LLC	Delaware
KKR SA Co-Invest GP Limited	Cayman Islands
KKR SA Master GP Limited	Cayman Islands
KKR Saudi Limited	Saudi Arabia
KKR Selena Co-Invest GP Limited	Cayman Islands
KKR Sentinel Co-Invest GP LLC	Delaware
KKR Shanda Limited	Cayman Islands
KKR Sigma Co-Invest GP Limited	Cayman Islands
KKR Singapore Pte. Ltd.	Singapore
KKR SMRS LLC	Delaware
KKR Sonar LLC	Delaware
KKR Spark Power Holdings I (Mauritius), Ltd.	Mauritius
KKR Spark Power Holdings IV (Mauritius), Ltd.	Mauritius
KKR Special Situations (Domestic) II Limited	Cayman Islands
KKR Special Situations (Domestic) Limited	Cayman Islands
KKR Special Situations (Offshore) II Limited	Cayman Islands
KKR Special Situations (Offshore) Limited	Cayman Islands
KKR SPN GP Limited	Cayman Islands
KKR Square GP Limited	Cayman Islands
KKR Starlight Co-Invest GP Limited	Cayman Islands
KKR STG Co-Invest GP LLC	Delaware
KKR Strategic Capital Institutional Fund, Ltd.	Cayman Islands
KKR Strategic Capital Management, L.L.C.	Delaware
KKR Streaming Aggregator GP Limited	Cayman Islands
KKR Talk Co-Invest GP Limited	Cayman Islands
KKR Taurus Co-Invest GP Limited	Cayman Islands
KKR TC Investors GP Limited	Cayman Islands
KKR TE Seeder LLC	Delaware
KKR TFO GP Limited	Cayman Islands
KKR Topaz LLC	Delaware
KKR TRS Holdings, Ltd.	Cayman Islands
KKR Turbine Investors LLC	Delaware
KKR TV SPN GP Limited	Cayman Islands
KKR Uno LLC	Delaware
KKR Upstream Associates LLC	Delaware
KKR Upstream LLC	Delaware
KKR US CLO Equity Associates Ltd.	Cayman Islands
KKR Victoria GP Limited	Cayman Islands
KKR Vision Investors GP LLC	Delaware
KKR Wand GP LLC	Delaware
KKR Wolverine I Sponsor LLC	Delaware
KKR YC AIV-1 Associates L.P.	Delaware
KKR YC Associates GP L.P.	Cayman Islands

Name	Jurisdiction
KKR YC Associates GP Limited	Cayman Islands
KKR YC Associates L.P.	Cayman Islands
KKR-Barmenia EDL Associates SCSp	Luxembourg
KKR-Barmenia EDL Holdings Limited	Cayman Islands
KKR-Barmenia EDL S.à r.l.	Luxembourg
KKR-DUS EDL Associates SCSp	Luxembourg
KKR-DUS EDL Holdings Limited	Cayman Islands
KKR-DUS EDL S.à r.l.	Luxembourg
KKR-Jesselton HIF Credit Partners GP Limited	Cayman Islands
KKR-Keats Associates Pipeline (AIV) L.P.	Delaware
KKR-Keats Associates Pipeline L.P.	Delaware
KKR-Keats Pipeline (AIV) LLC	Delaware
KKR-Keats Pipeline LLC	Delaware
KKR-MM Vector GP LLC	Delaware
KKR-NWM GP Limited	Cayman Islands
KKR-NYC Credit A GP LLC	Delaware
KKR-NYC Credit B GP LLC	Delaware
KKR-NYC SP GP FH LLC	Delaware
KKR-NYC SP GP MH LLC	Delaware
KKR-UWF Direct Lending GP LLC	Delaware
Kohlberg Kravis Roberts & Co. (International) Partners LLP	Delaware
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Ltd	England & Wales
Kohlberg Kravis Roberts & Co. Partners LLP	England & Wales
Kohlberg Kravis Roberts & Co. SAS	France
Kohlberg Kravis Roberts (España) Asesores SL	Spain
Kohlberg Kravis Roberts GmbH	Germany
LP III Warehouse LLC	Delaware
LRG Investor LLC	Delaware
Machine Investors GP Limited	Cayman Islands
Magic Investors GP LLC	Delaware
Magic Investors L.P.	Delaware
MBF Co-Invest GP Limited	Cayman Islands
MCS Capital Markets LLC	Delaware
MCS Corporate Lending LLC	Delaware
Merchant Capital Solutions LLC	Delaware
New Omaha Co-Invest GP, LLC	Delaware
NIM Aggregator LLC	Delaware
Orange Assets LLC	Delaware
Pacova Limited	Jersey
Palo Verde Holdings GP LLC	Delaware
Rainier Co-Investments GP Limited	Cayman Islands
Ranger (NZ) Pte. Ltd.	Singapore
Renee Holding GP LLC	Delaware
Royalty (GP) Pte. Ltd.	Singapore

Name	Jurisdiction
Samson Co-Invest GP LLC	Delaware
Silverview Investments Pte. Ltd.	Singapore
Silverview SG Holdings Pte. Ltd.	Singapore
Spiral Holding GP S.à r.l.	Luxembourg
Sprint Co-Invest 2 GP Limited	Cayman Islands
Sugary Asset Holdings LLC	Delaware
TE Newark Agent Corp.	Delaware
TE Renee Agent Corp.	Delaware
TEA GP Limited	Cayman Islands
Uno Co-Invest GP LLC	Delaware
Valhalla Co-Invest GP Limited	Cayman Islands
Venado EF Holdings GP LLC	Delaware